SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp.Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on July 10, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 10, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 10, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 07/10/01 Payment Date: 07/10/01 Prior Payment: 06/11/01 Record Date: 06/29/01 WAC: 8.55% WAMM: 74 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 22,429,455.10 63859CCP6 1000.000000000 84.738458745 A-2 75,459,076.00 75,459,076.00 63859CCQ4 1000.000000000 1000.000000000 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 85,328,198.00 63859CCU5 1000.000000000 1000.000000000 A-1V 325,206,513.00 202,712,014.96 63859CCV3 1000.000000000 623.333195544 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 849,087,721.92 63859CDC4 1000.000000000 720.488767573 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 813,733,067.06 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 8,852,225.58 0.00 0.00 63859CCP6 33.443699313 0.000000000 0.000000000 A-2 0.00 0.00 0.00 63859CCQ4 0.000000000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 942,882.97 0.00 0.00 63859CCU5 11.050074795 0.000000000 0.000000000 A-1V 5,954,480.63 0.00 0.00 63859CCV3 18.309844336 0.000000000 0.000000000 B 0.00 0.00 0.00 63859CCW1 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 63859CCX9 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 63859CCY7 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 63859CCZ4 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 63859CDA8 0.000000000 0.000000000 0.000000000 G 0.00 0.00 0.00 63859CDB6 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 15,749,589.18 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 13,577,229.52 108,502.49 0.00 63859CCP6 51.294759432 0.409922298 0.000000000 A-2 75,459,076.00 383,332.11 0.00 63859CCQ4 1000.000000000 5.080000052 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 84,385,315.03 469,873.94 0.00 63859CCU5 988.949925205 5.506666624 0.000000000 A-1V 196,757,534.33 736,731.48 0.00 63859CCV3 605.023351208 2.265426584 0.000000000 B 47,139,539.00 271,916.57 0.00 63859CCW1 1000.000000000 5.768333246 0.000000000 C 41,247,097.00 248,066.92 0.00 63859CCX9 1000.000000000 6.014166767 0.000000000 D 38,300,876.00 241,263.60 0.00 63859CCY7 1000.000000000 6.299166630 0.000000000 E 20,623,548.00 103,117.74 0.00 63859CCZ4 1000.000000000 5.000000000 0.000000000 F 47,139,539.00 255,339.17 0.00 63859CDA8 1000.000000000 5.416666676 0.000000000 G 17,677,331.00 95,752.21 0.00 63859CDB6 1000.000000000 5.416666690 0.000000000 X 835,072,155.25 0.00 0.00 63859CDC4 708.595934717 0.000000000 0.000000000 P 0.00 98,323.92 0.00 9ABSC468 0.000000000 0.083432227 0.000000000 797,983,477.88 4,209,096.72 0.00 Total P&I Paymen 19958685.90 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 4.36% 63859CCV3 4.20% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 22,429,455.10 None 1000.000000000 84.738458745 UA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 85,328,198.00 None 1000.000000000 1000.000000000 UA1V 325,206,513.00 202,712,014.97 None 1000.000000000 623.333195575 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 813,733,067.06 None 1000.000000000 690.488767513 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 8,852,225.58 0.00 0.00 None 33.443699313 0.000000000 0.000000000 UA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 942,882.97 0.00 0.00 None 11.050074795 0.000000000 0.000000000 UA1V 5,954,480.63 0.00 0.00 None 18.309844336 0.000000000 0.000000000 UB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UE 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 13,577,229.52 108,502.49 0.00 None 51.294759432 0.409922298 0.000000000 UA2 75,459,076.00 383,332.11 0.00 None 1000.000000000 5.080000052 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 84,385,315.03 469,873.94 0.00 None 988.949925205 5.506666624 0.000000000 UA1V 196,757,534.34 736,731.48 0.00 None 605.023351239 2.265426584 0.000000000 UB 47,139,539.00 271,916.57 0.00 None 1000.000000000 5.768333246 0.000000000 UC 41,247,097.00 248,066.92 0.00 None 1000.000000000 6.014166767 0.000000000 UD 38,300,876.00 241,263.60 0.00 None 1000.000000000 6.299166630 0.000000000 UE 20,623,548.00 103,117.74 0.00 None 1000.000000000 5.000000000 0.000000000 UF 47,139,539.00 255,339.17 0.00 None 1000.000000000 5.416666676 0.000000000 UG 17,677,331.00 95,752.21 0.00 None 1000.000000000 5.416666690 0.000000000 UX1 797,983,477.88 0.00 0.00 None 677.124539289 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 4.36% None 4.36% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.26% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 813,733,067.07 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 15,749,589.18 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 797,983,477.89 4,110,772.80 0.00 Total P&I Paymen19,860,361.98 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 22,429,455.10 None 1000.000000000 84.738458745 MA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 85,328,198.00 None 1000.000000000 1000.000000000 MA1V 325,206,513.00 202,712,014.96 None 1000.000000000 623.333195544 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 813,733,067.06 None 1000.000000000 690.488767513 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 813,733,067.06 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 8,852,225.58 0.00 0.00 None 33.443699313 0.000000000 0.000000000 MA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 942,882.97 0.00 0.00 None 11.050074795 0.000000000 0.000000000 MA1V 5,954,480.63 0.00 0.00 None 18.309844336 0.000000000 0.000000000 MB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 ME 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 15,749,589.18 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 13,577,229.52 108,502.49 -47,071.38 None 51.294759432 0.409922298 -0.177835626 MA2 75,459,076.00 383,332.11 -140,062.70 None 1000.000000000 5.080000052 -1.856141202 MA3 43,385,473.00 227,665.27 -73,262.50 None 1000.000000000 5.247500010 -1.688641265 MA4 101,223,518.00 561,284.41 -140,816.21 None 1000.000000000 5.545000027 -1.391141237 MA5 71,067,402.00 407,926.89 -85,006.65 None 1000.000000000 5.740000035 -1.196141235 MA6 84,385,315.03 469,873.94 -121,974.49 None 988.949925205 5.506666624 -1.429474580 MA1V 196,757,534.33 736,731.48 -669,307.69 None 605.023351208 2.265426584 -2.058100509 MB 47,139,539.00 271,916.57 -55,049.93 None 1000.000000000 5.768333246 -1.167807984 MC 41,247,097.00 248,066.91 -38,028.78 None 1000.000000000 6.014166524 -0.921974703 MD 38,300,876.00 241,263.61 -24,396.68 None 1000.000000000 6.299166891 -0.636974465 ME 20,623,548.00 103,117.74 -39,930.10 None 1000.000000000 5.000000000 -1.936141153 MF 47,139,539.00 255,339.17 -71,627.33 None 1000.000000000 5.416666676 -1.519474554 MG 17,677,331.00 95,752.20 -26,860.26 None 1000.000000000 5.416666125 -1.519474857 MX 797,983,477.88 0.00 0.00 None 677.124539289 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 797,983,477.88 4,110,772.79 -1,533,394.70 Total P&I Paymen19,860,361.97 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 8.32% None 8.16% MA2 8.32% None 8.16% MA3 8.32% None 8.16% MA4 8.32% None 8.16% MA5 8.32% None 8.16% MA6 8.32% None 8.16% MA1V 8.32% None 8.16% MB 8.32% None 8.16% MC 8.32% None 8.16% MD 8.32% None 8.16% ME 8.32% None 8.16% MF 8.32% None 8.16% MG 8.32% None 8.16% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 832,105,967.11 None 1000.000000000 720.488767338 L2T2 11,784,885.00 8,143,712.32 None 1000.000000000 691.030274797 L2T3 11,784,885.00 8,838,042.37 None 1000.000000000 749.947273138 L2T1N 1,154,918,723.00N 832,105,967.11 None 1000.000000000 720.488767338 L2T2N 11,784,885.00N 8,143,712.32 None 1000.000000000 691.030274797 L2T3N 11,784,885.00N 8,838,042.37 None 1000.000000000 749.947273138 1,178,488,493.00 0.00 849,087,721.80 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 13,735,255.34 0.00 0.00 None 11.892832860 0.000000000 0.000000000 L2T2 157,511.95 0.00 0.00 None 13.365590755 0.000000000 0.000000000 L2T3 122,799.38 0.00 0.00 None 10.420074528 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 14,015,566.67 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 818,370,711.77 5,531,284.15 0.00 None 708.595934478 4.789327630 0.000000000 L2T2 7,986,200.37 32,747.13 -21,386.82 None 677.664684042 2.778739886 -1.814766966 L2T3 8,715,242.99 35,539.15 -23,210.25 None 739.527198611 3.015655223 -1.969493126 L2T1N 818,370,711.77 240,320.39 0.00 None 708.595934478 0.208084245 0.000000000 L2T2N 7,986,200.37 2,351.98 0.00 None 677.664684042 0.199575982 0.000000000 L2T3N 8,715,242.99 2,552.51 0.00 None 739.527198611 0.216591846 0.000000000 835,072,155.13 5,844,795.31 -44,597.07 Total P&I Paymen19,860,361.98 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.98% None 8.16% L2T2 7.98% None 8.16% L2T3 7.98% None 8.16% L2T1N 0.35% None 8.16% L2T2N 0.35% None 8.16% L2T3N 0.35% None 8.16% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 832,105,967.11 None 1000.000000000 720.488767338 L1T2 11,784,885.00 8,143,712.32 None 1000.000000000 691.030274797 L1T3 11,784,885.00 8,838,042.35 None 1000.000000000 749.947271441 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 849,087,721.78 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 13,735,255.34 0.00 0.00 None 11.892832860 0.000000000 0.000000000 L1T2 157,511.95 0.00 0.00 None 13.365590755 0.000000000 0.000000000 L1T3 122,799.38 0.00 0.00 None 10.420074528 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 14,015,566.67 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 818,370,711.77 5,771,604.53 0.00 None 708.595934478 4.997411865 0.000000000 L1T2 7,986,200.37 35,099.12 -21,386.82 None 677.664684042 2.978316717 -1.814766966 L1T3 8,715,242.97 38,091.66 -23,210.25 None 739.527196914 3.232247069 -1.969493126 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 835,072,155.11 5,844,795.31 -44,597.07 Total P&I Paymen19,860,361.98 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 8.32% None 8.16% L1T2 8.32% None 8.16% L1T3 8.32% None 8.16% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Interest Summary Current Scheduled Interest 6,047,335.33 Less Delinquent Interest -1,957,343.10 Less Deferred Interest 0.00 Plus Advance Interest 1,909,916.62 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -29,283.44 Less Total Fees Paid To Servicer -95,485.06 Less Misc. Fees & Expenses -13,991.32 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 98,323.92 Interest Due Trust 5,959,472.95 Less Trustee Fee -2,264.72 Less Fee Strips Paid by Trust -14,089.01 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,943,119.22 Pool Balance Summary Component Balance Count Beginning Pool 849,087,721.92 2076 Scheduled Principal Distribution 3,401,183.38 0 Unscheduled Principal Distribution 10,614,383.29 41 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 835,072,155.25 2035 Servicing Fee Summary Current Servicing Fees 95,485.06 Delinquent Servicing Fees 45,405.28 Servicing Fee Shortfall 665.06 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 141,555.40 PPIS Summary Gross PPIS 29,283.44 Gross PPIE 0.00 PPIS Covered by Excess Interest 29,283.44 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,160,551.01 Advanced Scheduled Principal 1,240,632.37 Scheduled Principal Distribution 3,401,183.38 Unscheduled Principal: 0.00 Curtailments 589,412.51 Prepayments in Full 10,022,689.65 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 2,281.13 Unscheduled Principal Distribution 10,614,383.29 Remittance Principal 14,015,566.67 Servicer Wire Amount 19,958,685.89 The Available Distribution Amount for this Distribution Da 19,958,685.90 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 3,138,431.56 Aggregate Amount past the Grace Day Period: 14,372.65 Total Aggregate P& I Advances on delinquent loans: 3,152,804.22 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 3,152,804.22 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 849,087,721.92 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 835,072,155.25 immediately after such distribution date Ending Number of Loans: 2,035.00 Ending Aggregate Principal Balance: 835,072,155.25 Weighted Average Mortgage Rate of the Mortgage Pool: 8.32% Weighted Average remaining term to maturity: 74.45 Overcollateralization Amount for such Distribution Date: 37,088,677.37 Excess Cash Flow for such Distribution Date: 1,734,022.51 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 108,502.49 Class A-2 6.10% 6.10% 383,332.11 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 469,873.94 Class A-1V 4.36% 4.36% 736,731.48 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 108,502.49 0.00 0.00 Class A-2 383,332.11 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 469,873.94 0.00 0.00 Class A-1V 736,731.48 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 95,485.06 Master Servicer: 14,089.01 Special Servicer: 285.51 Total Amount of Servicing Fees: 109,859.58 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 2 1,206,954 0 01/00/00 0.085% 0.123% 0.000% 06/12/00 2 592,416 0 01/00/00 0.084% 0.060% 0.000% 05/10/00 2 735,631 0 01/00/00 0.083% 0.073% 0.000% 04/10/00 4 2,082,707 0 01/00/00 0.164% 0.205% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% 07/10/00 26 8,606,332 8.7923% 01/00/00 1.102% 0.878% 06/12/00 22 4,948,505 8.7752% 01/00/00 0.922% 0.498% 05/10/00 25 8,343,971 8.7589% 01/00/00 1.038% 0.832% 04/10/00 37 12,216,376 8.7489% 01/00/00 1.521% 1.203% Distribution Date Remit 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 07/10/00 8.5691% 01/00/00 06/12/00 8.5519% 01/00/00 05/10/00 8.5357% 01/00/00 04/10/00 8.5255% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 764,437 0 01/00/00 0.059% 0.105% 0.000% 06/12/00 1 487,652 0 01/00/00 0.058% 0.066% 0.000% 05/10/00 1 226,963 0 01/00/00 0.058% 0.030% 0.000% 04/10/00 3 1,877,376 0 01/00/00 0.171% 0.249% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% 07/10/00 19 7,786,714 8.6907% 01/00/00 1.116% 1.065% 06/12/00 16 2,729,009 8.7045% 01/00/00 0.929% 0.368% 05/10/00 14 3,454,386 8.6999% 01/00/00 0.806% 0.462% 04/10/00 22 8,116,814 8.7135% 01/00/00 1.256% 1.075% Distribution Date Remit 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% 01/00/00 07/10/00 8.4675% 01/00/00 06/12/00 8.4812% 01/00/00 05/10/00 8.4767% 01/00/00 04/10/00 8.4901% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 442,517 0 01/00/00 0.152% 0.178% 0.000% 06/12/00 1 104,764 0 01/00/00 0.151% 0.042% 0.000% 05/10/00 1 508,668 0 01/00/00 0.149% 0.200% 0.000% 04/10/00 1 205,332 0 01/00/00 0.147% 0.079% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% 07/10/00 7 819,617 9.0929% 01/00/00 1.065% 0.329% 06/12/00 6 2,219,496 8.9831% 01/00/00 0.904% 0.884% 05/10/00 11 4,889,585 8.9300% 01/00/00 1.642% 1.923% 04/10/00 15 4,099,562 8.8512% 01/00/00 2.203% 1.575% Distribution Date Remit 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 07/10/00 8.8696% 01/00/00 06/12/00 8.7599% 01/00/00 05/10/00 8.7067% 01/00/00 04/10/00 8.6280% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 258 100,000.01to 200,000.00 326 200,000.01to 300,000.00 363 300,000.01to 400,000.00 292 400,000.01to 500,000.00 189 500,000.01to 600,000.00 134 600,000.01to 700,000.00 118 700,000.01to 800,000.00 90 800,000.01to 900,000.00 70 900,000.01to 1,000,000.00 67 1,000,000.01to 1,100,000.00 38 1,100,000.01to 1,200,000.00 29 1,200,000.01to 1,300,000.00 23 1,300,000.01to 1,400,000.00 25 1,400,000.01to 1,500,000.00 13 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 2035 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 14,571,197.52 1.74% 100,000.01to 200,000.00 49,233,370.65 5.90% 200,000.01to 300,000.00 89,621,549.15 10.73% 300,000.01to 400,000.00 102,187,328.24 12.24% 400,000.01to 500,000.00 85,251,227.65 10.21% 500,000.01to 600,000.00 73,171,466.55 8.76% 600,000.01to 700,000.00 76,366,317.70 9.14% 700,000.01to 800,000.00 67,323,069.56 8.06% 800,000.01to 900,000.00 59,515,586.37 7.13% 900,000.01to 1,000,000.00 63,456,279.64 7.60% 1,000,000.01to 1,100,000.00 39,964,846.53 4.79% 1,100,000.01to 1,200,000.00 33,315,440.16 3.99% 1,200,000.01to 1,300,000.00 28,630,176.21 3.43% 1,300,000.01to 1,400,000.00 33,921,763.54 4.06% 1,400,000.01to 1,500,000.00 18,542,535.78 2.22% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 835,072,155.25 100.00% Average Scheduled Balance is 402,250.56 Maximum Scheduled Balance is 1,459,532.20 Minimum Scheduled Balance is 1,222.36 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 42 21,131,780.34 7.00%to 7.25% 31 16,667,604.16 7.25%to 7.50% 51 25,076,313.71 7.50%to 7.75% 109 61,460,351.18 7.75%to 8.00% 185103,872,942.49 8.00%to 8.25% 222113,187,778.34 8.25%to 8.50% 261123,512,913.76 8.50%to 8.75% 217 98,528,465.82 8.75%to 9.00% 225 97,988,799.84 9.00%to 9.25% 123 47,877,680.28 9.25%to 9.50% 159 45,818,647.49 9.50%to 9.75% 132 27,777,068.35 9.75%to 10.00% 96 20,381,707.29 10.00%to 10.50% 96 15,499,977.39 10.50%& Above 86 16,290,124.81 Total 2035835,072,155.25 Current Mortgage Based on Interest Rate Balance 7.00%or less 2.53% 7.00%to 7.25% 2.00% 7.25%to 7.50% 3.00% 7.50%to 7.75% 7.36% 7.75%to 8.00% 12.44% 8.00%to 8.25% 13.55% 8.25%to 8.50% 14.79% 8.50%to 8.75% 11.80% 8.75%to 9.00% 11.73% 9.00%to 9.25% 5.73% 9.25%to 9.50% 5.49% 9.50%to 9.75% 3.33% 9.75%to 10.00% 2.44% 10.00%to 10.50% 1.86% 10.50%& Above 1.95% Total 100.00% W/Avg Mortgage Interest Rate is 8.54590% Minimum Mortgage Interest Rate is 6.12500% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 640277,243,471.92 33.20% Office 552204,830,294.17 24.53% Retail 306118,980,559.34 14.25% Multifamily 270116,454,188.62 13.95% Mixed Use 164 71,601,007.37 8.57% Other 64 19,704,317.36 2.36% Mobile Home 14 12,815,093.08 1.53% Self Storage 15 8,781,305.36 1.05% Lodging 7 4,555,591.43 0.55% Health Care 3 106,326.60 0.01% Total 2035835,072,155.25 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1334531,005,231.34 63.59% Washington 340148,798,555.16 17.82% Oregon 120 49,384,229.56 5.91% Nevada 111 47,548,072.62 5.69% Arizona 66 26,888,446.06 3.22% Texas 33 14,200,366.31 1.70% Idaho 22 11,297,860.77 1.35% Alaska 4 2,329,525.80 0.28% Illinois 3 1,470,165.61 0.18% Minnesota 1 1,222,584.32 0.15% Utah 1 927,117.70 0.11% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 2035835,072,155.25 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 1128529,095,165.03 63.36% 2+ to 3 years 439205,405,632.71 24.60% 3+ to 4 years 97 32,310,304.92 3.87% 4+ to 5 years 31 9,066,779.13 1.09% 5+ to 6 years 134 33,062,432.89 3.96% 6+ to 7 years 13 2,891,167.98 0.35% 7+ to 8 years 5 1,458,163.12 0.17% 8+ to 9 years 73 8,492,915.11 1.02% 9+ to 10 years 101 11,738,173.70 1.41% 10 years or more 14 1,551,420.66 0.19% Total 2035835,072,155.25 100.00% Weighted Avera 545.73% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 832262,766,982.02 31.47% Amortizing Balloo 1203572,305,173.23 68.53% Total 2035835,072,155.25 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 234 28,081,583.14 3.36% 61 to 120 months 220 76,858,333.26 9.20% 121 to 180 months 378157,827,065.62 18.90% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 832262,766,982.02 31.47% Weighted Avera 115 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 120 45,166,727.70 5.41% 13 to 24 months 118 41,826,233.45 5.01% 25 to 36 months 104 38,975,725.76 4.67% 37 to 48 months 126 58,734,983.97 7.03% 49 to 60 months 220113,271,443.71 13.56% 61 to 120 months 509270,906,243.59 32.44% 121 to 180 months 6 3,423,815.05 0.41% 181 to 240 months 0 0.00 0.00% Total 1203572,305,173.23 68.53% Weighted Avera 56 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 382 0.01%to 11.50% 26 11.51%to 12.00% 8 12.01%to 12.50% 2 12.51%to 13.00% 6 13.01%to 13.50% 9 13.51%to 14.00% 7 14.01%to 14.50% 18 14.51%to 15.00% 8 15.01%to 15.50% 31 15.51%to 16.00% 27 16.01%to 16.50% 8 16.51%to 17.00% 8 17.01%& 99.00% 3 Fixed Rate Mortgage 1492 Total 2035 Scheduled Maximum Rates Balance 0.00%to 0.00% 153,418,773.98 0.01%to 11.50% 9,047,419.85 11.51%to 12.00% 1,360,577.84 12.01%to 12.50% 418,621.21 12.51%to 13.00% 2,212,334.79 13.01%to 13.50% 2,662,584.80 13.51%to 14.00% 1,502,096.75 14.01%to 14.50% 3,239,826.67 14.51%to 15.00% 2,392,912.22 15.01%to 15.50% 8,734,359.34 15.51%to 16.00% 8,512,529.41 16.01%to 16.50% 1,748,100.19 16.51%to 17.00% 941,483.65 17.01%& 99.00% 565,913.63 Fixed Rate Mortgage 638,314,620.92 Total 835,072,155.25 Weighted Average for Mtge with a Maximum Ra 14.12% Based on Maximum Rates Balance 0.00%to 0.00% 18.37% 0.01%to 11.50% 1.08% 11.51%to 12.00% 0.16% 12.01%to 12.50% 0.05% 12.51%to 13.00% 0.26% 13.01%to 13.50% 0.32% 13.51%to 14.00% 0.18% 14.01%to 14.50% 0.39% 14.51%to 15.00% 0.29% 15.01%to 15.50% 1.05% 15.51%to 16.00% 1.02% 16.01%to 16.50% 0.21% 16.51%to 17.00% 0.11% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 76.44% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 254 93,963,547.60 11.25% 6 Month LIBOR 173 71,465,384.17 8.56% WSJ Prime Rate 106 23,720,873.46 2.84% 3 Month LIBOR 5 4,977,568.28 0.60% 1 Month LIBOR 3 2,237,785.01 0.27% 1 Year CMT 1 299,759.93 0.04% WSJ Prime Rate 1 92,615.88 0.01% Fixed Rate Mortga 1492638,314,620.92 76.44% Total 2035835,072,155.25 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 3 2,237,785.01 0.27% Three Month 5 4,977,568.28 0.60% Six Month 533189,149,805.23 22.65% One Year 2 392,375.81 0.05% Fixed Rate Mortga 1492638,314,620.92 76.44% Total 2035835,072,155.25 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 3 2,237,785.01 0.27% Three Month 5 4,977,568.28 0.60% Six Month 533189,149,805.23 22.65% One Year 2 392,375.81 0.05% Fixed Rate Mortga 1492638,314,620.92 76.44% Total 2035835,072,155.25 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 473 0.01%to 4.00% 1 4.01%to 4.50% 14 4.51%to 4.75% 4 4.76%to 5.00% 1 5.01%to 5.25% 20 5.26%to 5.50% 3 5.51%to 5.75% 11 5.76%to 6.00% 4 6.01%to 6.25% 3 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 4 7.51%& 99.00% 2 Fixed Rate Mortgage 1492 Total 2035 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 181,650,000.84 21.75% 0.01%to 4.00% 19,670.75 0.00% 4.01%to 4.50% 2,516,846.92 0.30% 4.51%to 4.75% 528,822.75 0.06% 4.76%to 5.00% 259,818.83 0.03% 5.01%to 5.25% 4,100,338.72 0.49% 5.26%to 5.50% 357,670.89 0.04% 5.51%to 5.75% 2,162,948.25 0.26% 5.76%to 6.00% 1,388,945.84 0.17% 6.01%to 6.25% 754,279.68 0.09% 6.26%to 6.50% 215,832.39 0.03% 6.51%to 7.00% 500,407.27 0.06% 7.01%to 7.50% 1,046,724.90 0.13% 7.51%& 99.00% 1,255,226.30 0.15% Fixed Rate Mortgage 638,314,620.92 76.44% Total 835,072,155.25 100.00% Weighted Averag 0.4545% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 295123,626,346.37 2.51%to 3.00% 176 60,993,883.86 3.01%to 3.25% 24 5,452,832.89 3.26%to 3.50% 32 4,722,918.92 3.51%to 3.75% 6 1,017,578.61 3.76%to 4.00% 6 697,799.57 4.01%to 4.25% 1 73,484.77 4.26%to 4.50% 1 47,308.41 0.00%& Above 1 76,137.10 Fixed Rate Mortgage 1493638,363,864.75 Total 2035835,072,155.25 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 14.80% 2.51%to 3.00% 7.30% 3.01%to 3.25% 0.65% 3.26%to 3.50% 0.57% 3.51%to 3.75% 0.12% 3.76%to 4.00% 0.08% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 76.44% Total 100.00% Weighted Average for Mtge with a Margin is 2.404% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 216,136.32 7.88% 10/01/08 000000002041325 496,616.64 10.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01 The maturity date has been extended to 05/06/01 The interest rate has changed from 8.125% to 7.125% effective 5/1/01,the montly P & I payment amount has 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P & I * advances and unpaid servicing fees, unpaid trustee fees, etc.